                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 33-95002) pertaining to the Cooper Cameron Corporation
Retirement Savings Plan of our report dated June 29, 1998 with respect to the financial statements of the Cooper Cameron Corporation Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 30, 1997.


                                                 Ernst & Young LLP


June 29, 1997
Houston, Texas





                                                                              16